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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  -----------

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported): January 22, 2001


                            AMB PROPERTY CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Maryland                          001-13545                      94-3281941
 -------------------------------      ------------------------           ----------------
 (State or other jurisdiction of      (Commission File Number)           (I.R.S. Employer
         Incorporation)                                               Identification Number)


                 Pier 1, Bay 1, San Francisco, California 94111
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              (Address of principal executive offices) (Zip Code)

                                  415-394-9000
              ----------------------------------------------------
              (Registrants' telephone number, including area code)

                                       n/a
          -------------------------------------------------------------
          (former name or former address, if changed since last report)



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ITEM 5  OTHER EVENTS.

        On January 22, 2001, we issued a press release entitled "AMB Property Corporation Announces Fourth Quarter and Full-Year 2000 Results," which sets forth our results of operations for the fourth quarter of 2000 and the full fiscal year 2000. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7  FINANCIAL STATEMENTS AND EXHIBITS.

        (c) Exhibits:

    Exhibit
    Number                   Description
    ------                   -----------
      99.1                   AMB Property Corporation Press Release dated January 22, 2001.



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            AMB Property Corporation
                                                (Registrant)


Date:   January 29, 2001                    By: /s/ Tamra Browne
                                               ---------------------------------
                                               Tamra Browne
                                               Vice President and General
                                               Counsel



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                                  EXHIBIT INDEX

    Exhibit
    Number                   Description
    ------                   -----------
      99.1                   AMB Property Corporation Press Release dated January 22, 2001.